                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     February 20, 2007
                                                     ---------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

NEBRASKA                          333-130343                        20-0568230
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(State or Other Jurisdiction      (Commission                   (IRS Employer
      of Incorporation)          File Number)                Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska              68713
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 (Address of Principal Executive Offices)                        (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:  ? Written  communications  pursuant to Rule 425 under the
Securities  Act (17 CFR 230.425) ? Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)  ?  Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the  Exchange  Act (17 CFR  240.14d-2(b))  ?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         This  Amendment  No. 1 to the Company's  Current  Report on Form 8-K as
filed by the Company on February  21,  2007,  is being filed solely to amend and restate the exhibit tables (Item 9.01-Financial Statements and Exhibits, and the
Exhibit Index) to modify the description of Exhibit 10.7.

         Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

          10.1 Management Agreement dated April 13, 2006 with Jerome Fagerland
          10.2 Firm  Transportation  Service  Agreement  dated  May 8, 2006 with
               Kinder  Morgan  Interstate  Gas  Transmission  LLC
          10.3 Ethanol   Marketing   Agreement  dated  November  15,  2006  with
               Eco-Energy, Inc.
          10.4 Grain  Procurement  Agreement  dated  December 14, 2006 with J.E.
               Meuret Grain Co., Inc.
          10.5 Marketing  Agreement dated January 22, 2007 with Distillers Grain
               Services LLC
          10.6 Change  Orders  dated  October 25,  2006,  November  20, 2006 and
               December 14, 2006 to Engineering,  Procurement  and  Construction
               Services  Fixed Price  Contract dated August 9, 2006 with Delta-T
               Corporation.
          10.7 Engineering,  Procurement and  Construction  Services Fixed Price
               Contract   dated   August  9,  2006  with   Delta-T   Corporation
               (incorporated  by  reference  to  Exhibit  10.2  filed  with  the
               Registrant's Form 10-QSB/A filed November 20, 2006, as amended on
               November 30,  2007).  Portions of the Contract  have been omitted pursuant to a request for confidential treatment.
          10.8 Facility Agreement dated June 15, 2006 with Kinder Morgan Inc.
          10.9 Master Credit  Agreement dated February 14, 2007 with Farm Credit
               Services  of Grand  Forks,  FLCA

          10.10 First  Supplement to the Master Credit  Agreement dated February
               14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.11 Second  Supplement to the Master Credit Agreement dated February
               14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.12 Security  Agreement  dated  February  14,  2007 with Farm Credit
               Services of Grand Forks, FLCA
          10.13 Deed of Trust,  Security  Agreement,  Assignment  of Leases  and
               Rents and Fixture Financing  Statement dated February 14, 2007 in favor of Lawyers Title  Insurance  Corporation for the benefit of
               Farm Credit Services of Grand Forks, FLCA

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 3, 2007

                                             NEDAK ETHANOL, LLC

                                             By:    /s/ Jerome Fagerland
                                                 --------------------------------
                                                  Jerome Fagerland
                                                  President

                                  Exhibit Index

Exhibit
Number            Description

          10.1 Management Agreement dated April 13, 2006 with Jerome Fagerland
          10.2 Firm  Transportation  Service  Agreement  dated  May 8, 2006 with
               Kinder  Morgan  Interstate  Gas  Transmission  LLC
          10.3 Ethanol   Marketing   Agreement  dated  November  15,  2006  with
               Eco-Energy, Inc.
          10.4 Grain  Procurement  Agreement  dated  December 14, 2006 with J.E.
               Meuret Grain Co., Inc.
          10.5 Marketing  Agreement dated January 22, 2007 with Distillers Grain
               Services LLC
          10.6 Change  Orders  dated  October 25,  2006,  November  20, 2006 and
               December 14, 2006 to Engineering,  Procurement  and  Construction
               Services  Fixed Price  Contract dated August 9, 2006 with Delta-T
               Corporation.
          10.7 Engineering,  Procurement and  Construction  Services Fixed Price
               Contract   dated   August  9,  2006  with   Delta-T   Corporation
               (incorporated  by  reference  to  Exhibit  10.2  filed  with  the
               Registrant's Form 10-QSB/A filed November 20, 2006, as amended on
               November 30,  2007).  Portions of the Contract  have been omitted pursuant to a request for confidential treatment.
          10.8 Facility Agreement dated June 15, 2006 with Kinder Morgan Inc.
          10.9 Master Credit  Agreement dated February 14, 2007 with Farm Credit
               Services  of Grand  Forks,  FLCA
          10.10 First  Supplement to the Master Credit  Agreement dated February
               14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.11 Second  Supplement to the Master Credit Agreement dated February
               14, 2007 with Farm Credit Services of Grand Forks, FLCA
          10.12 Security  Agreement  dated  February  14,  2007 with Farm Credit
               Services of Grand Forks, FLCA
          10.13 Deed of Trust,  Security  Agreement,  Assignment  of Leases  and
               Rents and Fixture Financing  Statement dated February 14, 2007 in favor of Lawyers Title  Insurance  Corporation for the benefit of
               Farm Credit Services of Grand Forks, FLCA